UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 31, 2007


                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


             Nevada                      0-22011                86-0760991
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 (State or other jurisdiction    (Commission File Number)     (IRS Employer
        of incorporation)                                    Identification No.)


2575 East Camelback Road, Ste. 450, Phoenix, AZ                   85016
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   (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (602) 508-0112

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

Item 8.01    Other Events

            On August 6, 2007, the Registrant issued a press release announcing that on July 31, 2007, the Registrant together with its subsidiary Synovics Laboratories, Inc. ("Synovics Labs") entered into a settlement agreement with Nostrum Pharmaceuticals, Inc. ("Nostrum") and Nirmal Mulye, Ph.D. ("Mulye"). A copy of the press release making such an announcement is found in Exhibit 99.1 hereto.

            As disclosed in its periodic reports, the parties to the settlement agreement were among the parties to pending actions and proceedings before the Federal District Court of the Southern District of New York and the District of New Jersey as well as an arbitration before the American Arbitration Association.

            Under the terms of the settlement agreement, all pending actions and proceedings between the parties have been dismissed with prejudice, the parties (including Anil Anand) mutually release one another and all pre-settlement agreements including the Technology License Agreement between the Registrant and Nostrum and the ANDA Ownership Transfer and Product License Agreement ("ANDA Agreement") between Synovics Labs and Nostrum are terminated. In connection with the termination of the ANDA Agreement, the Registrant and Synovics Labs assigned to Nostrum the Abbreviated New Drug Application of the Metformin Extended Release 500mg.

In addition, as part of the settlement, Nostrum's 10,661,000 shares of common stock of the Registrant are being placed in escrow pursuant to a separate escrow agreement (the "Escrow Shares"). If the guarantees of Mulye and Nostrum to the Bank of India ("BOI") in connection with the Registrant's credit facility with BOI are extinguished in full or in part by May 1, 2008, then the Escrow Shares are to be released to Synovics in an amount proportionate to the amount by which the guarantees have been extinguished. If by May 1, 2008 any Escrow Shares have not been released to the Registrant or if the Registrant defaults on its credit facility with BOI and such default remains uncured for more than sixty days, then any remaining Escrow Shares are to be released to Nostrum. If the Escrow Shares are released to Nostrum and during the escrow period the Registrant issues additional shares of common stock or common stock equivalents to cause the Escrow Shares to represent less than 32% of the outstanding shares of the Registrant on a fully diluted basis, then the Registrant is required to issue to Nostrum additional shares of common stock so that the Escrow Shares together with the additional shares constitute 32% of the outstanding shares of the Registrant on a fully diluted basis. Such additional shares will be reduced proportionately if any of the Escrow Shares are released to Synovics during the escrow period. The current amount of the outstanding principal loan balance with BOI is $7,450,000.

            The foregoing description is a summary and is qualified in its entirety by the settlement agreement, which is attached as Exhibit 10.1 and incorporated by reference herein.

Item 9.01.        Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

    10.1     Settlement Agreement dated July 31, 2007

    99.1     Press Release dated August 6, 2007

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: August 6, 2007

                                             SYNOVICS PHARMACEUTICALS, INC.

                                             By: /s/ Ronald H. Lane
                                                 ------------------------------
                                             Name:  Ronald H. Lane, Ph.D.
                                             Title: Chief Executive Officer